UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22550

Name of Fund: BlackRock Preferred Partners LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Preferred Partners

LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052,Option 4

Date of fiscal year end: 03/31/2019

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

   BlackRock Preferred Partners LLC

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Member,

This report reflects your Fund’s reporting period ended September 30, 2018. The following review is intended to provide you with additional market perspective over the past 12 months.

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bill (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
HFRI Fund of Funds Composite Index	0.65	3.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Preferred Partners LLC

Investment Objective

BlackRock Preferred Partners LLC’s (the “Fund”) investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and a relatively low degree of correlation to the equity markets. In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term horizon. The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the “Portfolio Funds”) managed by third-party investment managers, and the Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments.

On December 1, 2017, the Board of Directors of the Fund approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 1, 2017, the Fund is no longer offering its Units to new or existing investors. The liquidation is ongoing, and the timing of the Fund’s final liquidation payment has not yet been determined.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2018, the Fund returned 2.11% based on net asset value. For the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index, returned 0.65%.

Underlying Fund Strategies

The Fund invested in a portfolio of hedge funds as a means to gain exposure to various types of investment strategies in five major categories, including fundamental long/ short, relative value, event-driven, directional trading and to a lesser extent direct sourcing strategies. The Fund is currently in the process of liquidating this portfolio of hedge funds.

Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value.

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the event.

Directional trading strategies seek to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis.

Direct sourcing strategies seek to garner profits from areas of the market that are underserved by traditional financial institutions by entering into direct transactions to provide financing to institutions or individuals. Typically, these strategies rely on a manager’s ability to source or access privately structured deals as well as fundamental research specific to each respective deal.

What factors influenced performance?

All strategies contributed positively for the six-month period. The Fund’s exposure to event driven strategies, which garnered profits from risk arbitrage-related positions benefitting from positive deal-specific and regulatory events, made the largest contribution to return during the period. Directional trading added modestly to performance. Fundamental long/short strategies also contributed positively to performance due to spread tightening and strong company earnings.

Describe recent portfolio activity.

The Fund did not add any new positions during the period and went into liquidation as of December 1, 2017.

Describe portfolio positioning at period end.

The Fund held six hedge funds as of period end. For purposes of financial reporting, the underlying hedge funds are categorized based on their primary underlying strategy exposure. In this regard, portfolio positioning as of October 1, 2018 was 42% fundamental long/short strategies, 13% event driven, and 9% directional trading. The Fund had a large cash position representing approximately 36% of Members’ Capital as of September 30, 2018 due to the planned liquidation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Preferred Partners LLC

  Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(d)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
BlackRock Preferred Partners LLC Units	2.11%	3.61%	0.50%	2.98%	2.35%	3.85%	3.41%
HFRI Fund of Funds Composite Index(c)	0.65	3.01	N/A	3.16	N/A	3.14	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution fees.
(b)

Under normal market conditions, the Fund invested, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies and cash strategies. The Fund was also permitted to invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisor. The Fund went into liquidation on December 1, 2017.

(c)

This index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal-weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. Returns are net of fees.

(d)	The Fund commenced operations on September 1, 2011.

N/A — Not applicable as index does not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

About Fund Performance

The Fund has one class of limited liability company interests (“Units”) which incur a maximum initial sales charge of 3.00%, an annual distribution fee of 0.75% and an annual management fee of 0.75%.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a Member would pay on Fund distributions or the repurchase of Fund Units. A 2.00% early repurchase fee payable to the Fund was permitted to be charged to a member that tendered its Units to the Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee was to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which would have been generally disruptive to the Fund’s investment program. The Fund was permitted, in its sole discretion, to waive the early repurchase fee under certain circumstances described in the Fund’s prospectus. Performance data does not reflect this potential fee and this potential fee does not apply with respect to liquidating distributions. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value on the payable date. Investment return and the principal value of Units will fluctuate so that Units, when cancelled following the Fund’s final liquidating distribution, may be worth more or less than their original cost.

The Fund’s investment adviser, BlackRock Advisors LLC (the “Advisor”), waived and/or reimbursed a portion of the Fund’s expenses during the periods described above. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

See “General Information” at the end of this report for where additional information can be obtained.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018 (continued)	BlackRock Preferred Partners LLC

Fund Information

FUND HOLDINGS

Security	Percent of Members’ Capital
Myriad Opportunities Offshore Fund, Ltd.	17%
Nokota Capital Offshore Fund Ltd., Series A3	13
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	12
D.E. Shaw Oculus International Fund, Liquidity Class	8
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	7
Panning Overseas Fund, Ltd., Series A-1, Initial Series	1

INVESTMENT STRATEGIES

Strategies(a)(b)	Percent of Members’ Capital
Fundamental Long/Short	39%
Event Driven	12
Directional Trading	8
Cash and Other Assets/Liabilities	41

(a)

The Fund does not make direct allocations to the Direct Sourcing strategy due to the limited liquidity of this strategy. However, the Fund may occasionally have indirect exposure to the strategy through multi-strategy managers, who may have a small allocation to the strategy.

(b)	The Fund does not currently make allocations to the Relative Value strategy.

The table below summarizes the changes in the Fund’s monthly net asset value per Unit:

	09/30/18	03/31/18	Change	High	Low
Net Asset Value	$1.88	$9.53	(80.27)%	$9.53	$1.87

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and early repurchase fees; and (b) operating expenses, including investment advisory fees, distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) is intended to assist members both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds. The Fund’s Units are no longer offered as of December 1, 2017.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in member reports of other funds.

The expenses shown in the expense example are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or early repurchase fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BlackRock Preferred Partners LLC	$1,000.00	$1,021.10	$2.23	$1,000.00	$1,022.86	$2.23	0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2018	BlackRock Preferred Partners LLC (Percentages shown are based on Members’ Capital)

Portfolio Funds(a)(b)	Acquisition Date	Cost	Value	% of Members’ Capital
Directional Trading
D.E. Shaw Oculus International Fund, Liquidity Class	09/01/11	$430,328	$668,332	8.0%

Event Driven
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	09/01/11	568,237	1,042,982	12.4%

Fundamental Long/Short
Myriad Opportunities Offshore Fund, Ltd.:
Class B, Series 40	07/01/12	845,828	1,328,918	15.9%
Class TPI1, Series B 40	07/01/12	30,589	38,327	0.5%
Class TPI2, Series B 40	07/01/12	34,006	78,280	0.9%
Class TPI3, Series B 40	07/01/12	4,435	9,430	0.1%

		914,858	1,454,955	17.4%

Nokota Capital Offshore Fund Ltd., Series A3	05/01/17	1,005,000	1,076,769	12.8%
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	09/01/11	376,073	618,669	7.4%
Panning Overseas Fund, Ltd., Series A-1, Initial Series	11/01/12	72,868	89,528	1.1%

		2,368,799	3,239,921	38.7%
Total Investments		$3,367,364	4,951,235	59.1%

Other Assets Less Liabilities			3,430,641	40.9%

Members’ Capital			$8,381,876	100.0%

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,951,235, representing 59.1% of its members’ capital as of period end, and an original cost of $3,367,364.

(b)	Non-income producing security.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets, Liabilities and Members’ Capital   (unaudited)

September 30, 2018

BlackRock Preferred Partners LLC

ASSETS
Investments in Portfolio Funds at value (cost — $3,367,364)	$4,951,235
Cash	1,369,202
Investments in Portfolio Funds sold receivable	2,136,141
Prepaid expenses	151

Total assets	8,456,729

LIABILITIES
Payables:
Investment advisory fees	29,965
Professional fees	29,122
Directors’ and Officer’s fees	472
Other accrued expenses	15,294

Total liabilities	74,853

MEMBERS’ CAPITAL	$8,381,876

MEMBERS’ CAPITAL CONSISTS OF
Paid-in capital	$9,699,402
Accumulated net investment loss	(3,401,722)
Accumulated net realized gain	500,325
Net unrealized appreciation (depreciation)	1,583,871

Members’ Capital	$8,381,876

NET ASSET VALUE
Based on members’ capital of $8,381,876 and 4,449,839 Units outstanding	$1.88

See notes to financial statements.

8	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended September 30, 2018

BlackRock Preferred Partners LLC

INVESTMENT INCOME
Dividends	$—

EXPENSES
Investment advisory	39,429
Printing	3,000
Professional	29,871
Administration	8,380
Miscellaneous	5,195
Investor Servicing Fees	5,917
Directors and Officer	1,100

Total expenses	92,892

Less fees waived and/or reimbursed by advisor	(69,516)

Total expenses after fees waived and/or reimbursed	23,376

Net investment loss	(23,376)

REALIZED AND UNREALIZED GAIN
Net realized gain from investments	2,099,438
Net change in unrealized appreciation (depreciation) on investments	(1,784,729)

Total realized and unrealized gain	314,709

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$291,333

See notes to financial statements.

Statements of Changes in Members’ Capital

	BlackRock Preferred Partners LLC
	Six Months Ended 09/30/18 (unaudited)	Year Ended 03/31/18

INCREASE (DECREASE) IN MEMBERS’ CAPITAL

OPERATIONS
Net investment loss	$(23,376)	$(913,697)
Net realized gain	2,099,438	9,028,545
Net change in unrealized appreciation (depreciation)	(1,784,729)	(6,164,708)

Net increase in members’ capital resulting from operations	291,333	1,950,140

DISTRIBUTIONS TO MEMBERS(a)
From net investment income	(462,133)	(4,000,000)
From return of capital	(33,837,867)	—

Decrease in members’ capital resulting from distributions to members	(34,300,000)	(4,000,000)

CAPITAL TRANSACTIONS
Proceeds from the issuance of Units (excluding capital contributions received in advance)	—	1,818,000
Repurchase of Units resulting from tender offers	—	(6,231,783)

Net decrease in members’ capital derived from capital transactions	—	(4,413,783)

MEMBERS’ CAPITAL
Total decrease in members’ capital	(34,008,667)	(6,463,643)
Beginning of period	42,390,543	48,854,186

End of period	$8,381,876	$42,390,543

Accumulated net investment loss, end of period	$(3,401,722)	$(2,916,213)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Cash Flows  (unaudited)

Six Months Ended September 30, 2018

BlackRock Preferred Partners LLC

CASH PROVIDED BY OPERATING ACTIVITES
Net increase in members’ capital resulting from operations	$291,333
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	7,581,477
(Increase) decrease in assets:
Receivables:
Prepaid expenses	747
Increase (decrease) in liabilities:
Payables:
Distribution fees	(71,056)
Investment advisory fees	(110,145)
Professional fees	(59,531)
Directors’ and Officer’s fees	(132)
Other accrued expenses	(10,264)
Net realized gain on investments	(2,099,438)
Net change in unrealized appreciation (depreciation)	1,784,729

Net cash provided by operating activities	7,307,720

CASH USED FOR FINANCING ACTIVITIES
Cash distributions paid to members	(34,300,000)

Net cash used for financing activities	(34,300,000)

CASH
Net decrease in cash	(26,992,280)
Cash at beginning of period	28,361,482

Cash at end of period	$1,369,202

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Preferred Partners LLC
	Six Months Ended 09/30/18 (unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$9.53		$9.98	$9.32	$10.57	$10.52	$10.59

Net investment loss(a)	(0.01)		(0.20)	(0.20)	(0.20)	(0.22)	(0.22)
Net realized and unrealized gain (loss)	0.07		0.62	0.86	(0.52)	0.68 (b)	0.98 (b)

Net increase (decrease) from investment operations	0.06		0.42	0.66	(0.72)	0.46	0.76

Distributions(c)
From net investment income	(0.10)		(0.87)	—	(0.53)	(0.41)	(0.83)
From return of capital	(7.61)		—	—	—	—	—

Total distributions	(7.71)		(0.87)	—	(0.53)	(0.41)	(0.83)

Net asset value, end of period	$1.88		$9.53	$9.98	$9.32	$10.57	$10.52

Total Return(d)
Based on net asset value	2.11	%(e)	4.21%	7.08%	(6.91)%	4.51%	7.31%

Ratios to Average Members’ Capital(f)
Total expenses	1.81	%(g)	2.09%	2.05%	2.34%	2.22%	2.37%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment loss	(0.46	)%(g)	(1.97)%	(2.00)%	(2.00)%	(2.00)%	(2.00)%

Supplemental Data
Members’ capital, end of period (000)	$8,382		$42,391	$48,854	$57,471	$74,877	$78,492

Portfolio turnover rate	—		4%	5%	7%	19%	15%

(a)	Based on average Units outstanding.
(b)	Includes repurchase fees, which are less than $0.005 per Unit.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Units of which are offered at net asset value. No secondary market for the Fund’s Units exists.

(e)	Aggregate total return.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately:

	Six Months Ended 09/30/18 (unaudited)	Year Ended March 31,
		2018	2017	2016	2015	2014
Investments in Portfolio Funds	4.51%	2.11%	4.38%	5.27%	5.44%	6.87%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Preferred Partners LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. The Fund is organized as a Delaware limited liability company.

On December 1, 2017, the Board of Directors of BlackRock Preferred Partners LLC approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 1, 2017, the Fund is no longer offering its Units to new or existing investors. The liquidation is ongoing, and the timing of the Fund’s final liquidation payment has not yet been determined.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Advisor, are prorated among those funds on the basis of relative members’ capital or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s-length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP and will, in effect, be the fair value of each Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case. The Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Advisor may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

12	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in a Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where the Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Values”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis. As of September 30, 2018, the Advisor did not adjust any values received for the Portfolio Funds.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

As of September 30, 2018 investments of the Fund were valued using net asset value per share (“NAV”) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	INVESTMENTS IN PORTFOLIO FUNDS

Information reflecting the Fund’s investments in Portfolio Funds as of September 30, 2018 is summarized below. The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Fund as of September 30, 2018.

Investment	Value	% of Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Directional Trading
D.E. Shaw Oculus International Fund, Liquidity Class	$ 668,332	8.0%	Latin America, North America, PacRim Developed, Western Europe	Quarterly
Event Driven
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	1,042,982	12.4	North America, PacRim Developed, Western Europe	Monthly
Fundamental Long/Short
Myriad Opportunities Offshore Fund, Ltd.:			Central/South Asia, PacRim Developed, PacRim Emerging	Quarterly
Class B, Series 40	1,328,918	15.9
Class TPI1, Series B 40	38,327	0.5
Class TPI2, Series B 40	78,280	0.9
Class TPI3, Series B 40	9,430	0.1
Nokota Capital Offshore Fund Ltd., Series A3	1,076,769	12.8	North America	Quarterly
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	618,669	7.4	North America	Quarterly
Panning Overseas Fund, Ltd., Series A-1, Initial Series	89,528	1.1	North America, Western Europe	Quarterly
	$4,951,235	59.1%

* Primary Geographic Locations is based upon information of which the Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Fund invests. The Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Fund with respect to investments held by the Portfolio Funds as of September 30, 2018. This information has not been independently verified by the Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements  (unaudited) (continued)

** Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 3% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Fundamental Long/Short (a)	$3,239,921	$219,491	$2,411,217		Monthly, Quarterly	45-90 Days
Event Driven (b)	1,042,982	—	782,237	—	Monthly	30-90 Days
Directional Trading (c)	668,332	—	577,722	—	Monthly, Quarterly	30-75 Days

	$4,951,235	$219,491	$3,771,176	$—

(1) Represents private investment funds that cannot be voluntarily redeemed by the Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from September 30, 2018, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision, which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments is 4 months at September 30, 2018.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

(a) Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2018. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(b) Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2018. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(c) Directional strategies trading seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2018. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

The Fund had no unfunded capital commitments as of September 30, 2018.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Advisor to provide investment advisory services. The Advisor is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Investment Advisory Agreement provides that the Advisor receives a quarterly fee in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital, accrued monthly.

The Fund entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Advisor. Pursuant to a Distribution Plan approved by the Fund’s Board, the Fund pays BRIL ongoing distribution fees. The fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

14	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: The Advisor contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through July 31, 2018. The Board determined not to renew the agreement, and the agreement expired on July 31, 2018.

Effective April 1, 2018, the Fund no longer pays distribution fees. In addition, the Distribution Agreement expired on August 22, 2018.

Effective April 1, 2018, the Advisor elected to voluntarily waive the Fund’s annual Investment Advisory Fee. For the six months ended September 30, 2018, the amount waived was $39,429.

The Fund has entered into an expense limitation agreement (“Expense Agreement”) in which the Advisor has agreed to reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% per annum of the Fund’s average month-end members’ capital (the “Expense Cap”). Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Agreement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to BRIL or financial intermediaries. The current term of the Expense Agreement expires on July 31, 2019. For the six months ended September 30, 2018, the amount waived was $30,087.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Adviser, are less than the expense cap for that share class, the Adviser is entitled to be reimbursed by such share class up to the lesser of : (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Adviser or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On September 30, 2018, the amounts subject to possible future recoupment under the expense limitation agreement were as follows:

	2019	2020	2021
Expiring March 31	$19,948	$36,644	$30,087

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Advisor for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended September 30, 2018, sales of investments, excluding short term securities, was $6,674,040. For the six months ended September 30, 2018, there were no purchases.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its members. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2018, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $1,599,113.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,813,611

Gross unrealized appreciation	137,624
Gross unrealized depreciation	—

Net unrealized appreciation	$137,624

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (unaudited) (continued)

8.	PRINCIPAL RISKS

The Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Fund may, from time to time, allocate a significant percentage of its assets to Portfolio Funds with certain investment strategies. As of September 30, 2018, the Fund allocated a significant percentage of its assets to Portfolio Funds that employ fundamental long/short strategies, event driven and directional trading strategies. Fundamental long/short strategies involve the risk of significant losses to Portfolio Funds (and thus the Fund) if the Portfolio Fund manager’s analysis regarding the valuation of the securities is incorrect or based on inaccurate information. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. In the event that the perceived mispricings underlying one or more trading positions were to fail to converge toward, or were to diverge further from, expected relationships, the Portfolio Fund may incur significant losses, which could impact the value of the Fund. Fundamental long-short strategies may also expose Portfolio Funds (and thus the Fund) to risks relating to leverage, portfolio turnover, concentration of the Portfolio Fund’s investment portfolio and short-selling. Event driven strategies involve the risk that such strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component position prices to converge or diverge as anticipated. In addition, a reduction in the volatility and market inefficiencies that create relative value opportunities may limit the Portfolio Funds’ ability to engage in relative value strategies and adversely affect the value of such Portfolio Funds (and thus the Fund).

The Portfolio Funds in which the Fund is invested utilize a wide variety of financial instruments in their trading strategies including over-the-counter options, futures contracts, forward foreign currency exchange contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations. In determining the fair values for these financial instruments, the Portfolio Funds will make estimates about future interest rates, default probabilities, volatilities and other pricing factors. These estimates of fair value could differ from actual results.

The Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Fund’s investments in Portfolio Funds recorded as assets on the Statement of Assets, Liabilities and Members’ Capital.

The Fund is designed primarily for long term investors and an investment in the Fund’s Units should be considered to be illiquid. The Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board or it’s delegate. Since the Fund is in liquidation, it does not anticipate conducting any further tender offers.

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Fund is subject to certain redemption/withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Fund’s Portfolio Funds may utilize leverage. The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged. Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund’s risk and volatility.

Certain of the Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. The Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Fund is permitted to liquidate its interest in the Portfolio Fund, any interest the Fund retains in such Portfolio Fund remains subject to continued exposure to changes in valuations.

The Fund also invests in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Fund’s requested redemption/withdrawal below the requested amount. The amount of the Fund’s assets subject to lockups and gates, if any, is described in Note 4.

The Fund entered liquidation on December 1, 2017. The Fund continues to hold one or more positions in Portfolio Funds that are currently subject to restrictions on withdrawals. Members are subject to the risk that the value of these positions may fluctuate prior to their ultimate liquidation, or lose value entirely.

9.	CAPITAL TRANSACTIONS

For the year ended March 31, 2018, Units issued and outstanding had a net decrease of 442,756 as a result of 180,724 Units subscribed for and 623,480 Units repurchased in tender offers. For the six months ended September 30, 2018, there were no Units issued and outstanding Units had no change. At September 30, 2018, 485,980 Units were owned by BlackRock Holdco 2, Inc., an affiliate of the Fund.

Effective December 1, 2017, the Fund is no longer offering its Units to new or existing investors.

In the normal course, the Fund may conduct quarterly tender offers for up to 15% of its net asset value at the time in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding Units at the Fund’s net asset value on the valuation date for the tender offer, which would generally be the last business day of March, June, September or December. Units are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund. Since the Fund is in liquidation, it does not anticipate conducting any further tender offers.

16	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Tender offers were as follows:

Commencement Date(a)	Valuation Date	Units Offered to Repurchase	Tendered Units
March 27, 2015	June 30, 2015	1,127,088	386,390
June 29, 2015	September 30, 2015	1,076,435	400,883
September 29, 2015	December 31, 2015	1,042,852	66,410
December 31, 2015	March 31, 2016	1,002,849	895,540
March 28, 2016	June 30, 2016	1,051,150	417,967
June 27, 2016	September 30, 2016	938,990	262,639
September 26, 2016	December 30, 2016	885,912	546,881
December 27, 2016	March 31, 2017	853,884	335,574
March 27, 2017	June 30, 2017	782,286	232,339
June 27, 2017	September 29, 2017	737,390	236,085
September 25, 2017	December 29, 2017	725,169	155,055

(a)	Date the tender offer period begins.

Tendered Unit amounts are shown as repurchase of Units resulting from tender offers in the Statements of Changes in Members’ Capital.

A 2.00% early repurchase fee payable to the Fund was permitted to be charged to any member that tendered its Units to the Fund in connection with a tender offer with a valuation date that was prior to the one-year anniversary of the member’s purchase of the respective Units. The purpose of the 2.00% early repurchase fee was to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. This early repurchase fee applied separately to each purchase of Units made by a member and does not apply with respect to liquidating distributions.

The Fund was permitted, in its sole discretion, to waive the early repurchase fee under certain circumstances described in the Fund’s prospectus.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On October 26, 2018, the Fund distributed an all cash partial liquidating distribution of $2,200,000 to all holders of the Fund’s Units in the amount of $0.494399962 per Unit pursuant to the Fund’s plan of liquidation and dissolution that became effective on December 1, 2017.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Preferred Partners LLC (the “Fund”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor. The Advisor is also referred to herein as “BlackRock.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. The Board’s consideration of the Advisory Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable: investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Fund and its members. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Advisory Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against its custom benchmark and other performance metrics, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its custom benchmark and performance metrics; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) , based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with its custom benchmark and certain performance metrics; (b) information on the composition of Expense Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its custom benchmark and certain performance metrics; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to the distribution of Fund units, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a relevant benchmark and performance metrics. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial and continuous public offering and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV). In connection with its review, the Board received and reviewed information provided by BlackRock regarding the investment performance of the Fund as compared with its custom benchmark and certain performance metrics. With respect to the Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board was provided with a description of the customized benchmark used by BlackRock to prepare the information regarding the Fund’s performance. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its customized benchmark. In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the customized benchmark, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year period the Fund performed within its total return target range; however, for the three- and five-year periods, the Fund underperformed its total return target range. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for the periods. The Board noted that the Fund entered liquidation on December 1, 2017 and is no longer accepting purchase orders from investors.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees, but excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Advisor and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	19

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Fund has entered into an expense limitation agreement in which BlackRock has agreed to reimburse certain operating and other expenses of the Fund in order to limit certain expenses, to a specified amount, of the Fund’s average members’ capital. The Board noted that effective April 1, 2018, the Advisor elected to voluntarily waive the Fund’s annual management fee.

The Board also received and considered information relating to the Fund’s distribution arrangements. The Board noted that effective April 1, 2018, the Fund will no longer pay distribution fees to its distributor, BlackRock Investments, LLC, an affiliate of BlackRock.

Additionally, the Board noted that the Fund’s investment program entailed investing in a portfolio of hedge funds. As a result of this investment program, the Board recognized that Fund members would pay two layers of expense – one set of expenses would be borne indirectly and arise from the Fund’s status as an investor in hedge funds, and the other set of expenses would be borne directly by the members as investors in the Fund. The Board noted the level of indirect expenses members would bear as a result of the Fund’s status as a hedge fund investor, noting that hedge fund management fees were generally expected to range between 1% and 3% (annualized) of the hedge fund’s average net asset value and that hedge fund performance allocations or fees were generally expected to range between 15% and 25% of the hedge fund’s net profits. The Board noted that these fees and expenses were a necessary component of the Fund’s investment program, that they would generally fluctuate from year to year and that the BlackRock’s fees were appropriately calibrated in light of these indirect expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with members, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund and its members. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Automatic Dividend Reinvestment Plan	BlackRock Preferred Partners LLC

Effective December 1, 2017, the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”) has been suspended. As a result of the suspension of the Plan, no dividends or distributions will be reinvested in additional Units after December 1, 2017.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	21

Director and Officer Information

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Custodian	Address of the Fund
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

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Additional Information

General Information

During the period, there were no material changes in the Fund’s investment objectives or policies or the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Members desiring to obtain the Fund’s most recently calculated NAV may contact The Bank of New York Mellon, at 1-888-919-6902.

Electronic Delivery

Members can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

A D D I T I O N A L I N F O R M A T I O N	23

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Prefp-9/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(a)(4) –	Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Partners LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Preferred Partners LLC

Date: December 4, 2018

4